This is filed pursuant to Rule 497(e).
File Nos. 333-51938 and 811-10221.
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                                                         ALLIANCEBERNSTEIN TRUST
                                                   -AllianceBernstein Value Fund

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Supplement dated May 13, 2008 to the Prospectus dated March 3, 2008 of the
AllianceBernstein Trust offering Class A, Class B, Class C and Advisor Class shares of AllianceBernstein Value Fund, and the Prospectus dated March 3, 2008 of the AllianceBernstein Trust offering Class A, Class R, Class K and Class I shares of AllianceBernstein Value Fund.

                                    * * * * *

The following information supplements certain information in the Prospectus under the heading "Management of the Funds - Portfolio Managers."

The Fund is managed by the U.S. Value Investment Policy Group. David Yuen now joins Marilyn G. Fedak, John P. Mahedy, Christopher W. Marx and John D. Phillips as the team members with the most significant responsibility for the day-to-day management of the Fund. Mr. Yuen is a Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since prior to 2003. Mr. Yuen is also Director of Research of U.S. Large Cap Value Equities.

                                    * * * * *

This Supplement should be read in conjunction with the Prospectus for the Fund.

You should retain this Supplement with your Prospectus for future reference.

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